                                       OPPENHEIMER NEW JERSEY MUNICIPAL FUND
                                       Supplement dated July 1, 2002 to the
                                        Prospectus dated November 28, 2001

1.       The supplement dated June 10, 2002 is hereby withdrawn.

2.       The second paragraph of the section titled "What Does the Fund Invest In?" on page 3 of the prospectus is deleted and replaced with the following:

         Under normal market conditions, the Fund:

o        attempts to invest 100% of its net assets in municipal securities,
o        as a fundamental policy, invests at least 80% of its assets in municipal securities, and
o        invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities.  This includes securities that generate income subject to the alternative minimum tax, as discussed below.

3.       The following paragraph is added to the end of the "How the Fund is Managed" section on page 12 of the
         Prospectus:

              At a meeting held on December 13, 2001, the Board of Trustees of the Fund approved various changes to the Fund's fundamental investment policies and the submission of an amended and restated Class B 12b-1 distribution and service plan and agreement to shareholders for approval.
         Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed and before an amended and restated Class B 12b-1 distribution and service plan and agreement can be adopted.  On or about June 10, 2002, shareholders of the Fund on the record date were mailed proxy materials explaining the reasons for the proposed changes.  In addition, a copy of the proxy statement is available for informational purposes on the OppenheimerFunds website at
         ww.oppenheimerfunds.com. Shareholders may also call 1.800.708.7780 to request a copy of the proxy statement. If the proposals are approved by shareholders, the Fund's prospectus and/or statement of additional information will be revised to reflect the approved changes.

4.       The section titled "Portfolio Managers" on page 13 of the Prospectus is deleted and replaced with the following:

       Portfolio Managers.  The Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.

       Mr. Fielding is a Senior Vice President of the Manager since January 1996 and a Vice President of the
       Fund.  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

July 1, 2002                                                                            395PS022